UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]   Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a –12

KANDI TECHNOLOGIES GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KANDI TECHNOLOGIES GROUP, INC.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

November 4, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Kandi Technologies Group, Inc., a Delaware corporation, to be held at our executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 19, 2013, at 9:00 p.m. local time.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders. We are providing our stockholders access to our proxy materials and our Annual Report on Form 10-K, for fiscal year ended December 31, 2012 over the Internet. This allows us to provide you with information relating to our 2013 Annual Meeting of Stockholders in a fast and efficient manner. On or about November 4, 2013, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K, for fiscal year ended December 31, 2012 online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Hu Xiaoming

Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

KANDI TECHNOLOGIES GROUP, INC.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2013

NOTICE HEREBY IS GIVEN that the 2013 Annual Meeting of Stockholders of Kandi Technologies Group, Inc., a Delaware corporation, will be held at our principal executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 19, 2013, at 9:00 p.m. local time, to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2014 Annual Meeting of Stockholders;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To conduct an advisory vote on the compensation of our named executive officers;

4.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; and

5.

To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders of record at the close of business on October 30, 2013 are entitled to receive notice of and to vote at the 2013 Annual Meeting and any adjournments thereof. We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

Jinhua, Zhejiang Province, China
November 4, 2013

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 19, 2013:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2013 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2013 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

KANDI TECHNOLOGIES GROUP, INC.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2013

We are furnishing this Proxy Statement to the stockholders of Kandi Technologies Group, Inc., a Delaware corporation in connection with the solicitation, by the Board of Directors of Kandi Technologies Group, Inc. (the “Board”), of proxies to be voted at our 2013 Annual Meeting of Stockholders to be held at our executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 19, 2013, at 9:00 p.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “Kandi” refer to Kandi Technologies Group, Inc., a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

On or about November 4, 2013, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K, for fiscal year ended December 31, 2012 online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2012, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our 2013 Annual Meeting of Stockholders are available by calling +86-579-8223-9856 or by written request to Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

ABOUT THE 2013 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) or any postponement or adjournment of that meeting. The 2013 Annual Meeting will held on December 19, 2013, at 9:00 p.m. local time at our executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013.

Matters to be Considered and Voted Upon

At the 2013 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors; (ii) to ratify the selection of our independent registered public accounting firm; (iii) to conduct an advisory vote on the compensation of our named executive officers; and (iv) to conduct an advisory vote on the frequency of named executive officer compensation advisory votes. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established October 30, 2013 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2013 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2013 Annual Meeting. At the close of business on the record date, we had 36,978,476 shares of our common stock outstanding.

Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at www.proxyvote.com on or about November 4, 2013 to all stockholders entitled to vote at the 2013 Annual Meeting. A copy of the Company’s Annual Report on Form 10-K will be made available at www.proxyvote.com concurrently with these proxy solicitation materials.

The Company is furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs incurred by us for the 2013 Annual Meeting and help to conserve natural resources. On or about November 4, 2013, we mailed to each stockholder of record and beneficial owners (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials,” that contains instructions on how to access and review the proxy materials, including this proxy statement and the Company’s Annual Report on Form 10-K, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2013 Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2013 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2013 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee's total.

Ratification of the selection of Albert Wong & Co. as our independent registered public accounting firm. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of Albert Wong & Co. as our independent registered public accounting firm. Abstentions and broker non-votes will have the effect of a vote “against” the ratification of the appointment of the Company’s independent registered public accounting firm.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Non-binding advisory vote regarding the frequency of future advisory votes on the compensation of our named executive officer. A stockholder may (i) vote one year, (ii) vote two years, (iii) vote three years or (iv) abstain from voting. The frequency that receives the greatest number of votes will be deemed the choice of the stockholders, even if those votes are less than a majority of shares present and entitled to vote. Abstentions and broker non-votes will not be counted as votes in favor of any frequency alternative (one year, two years, or three years).

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2013 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2013 Annual Meeting or vote, most conveniently vote by telephone, Internet or mail. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2013 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 100169. Our Board has selected each of Hu Xiaoming and Zhu Xiaoying to serve as proxies.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on Wednesday, December 18, 2013.

In Person - stockholders may vote in person at the 2013 Annual Meeting. To vote in person, come to the 2013 Annual Meeting and we will give you a ballot when you arrive.

The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2013 Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2013 Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of Albert Wong & Co. as our independent registered public accounting firm, FOR approval of the compensation of our named executive officers described in this Proxy Statement and FOR the one-year option as to the frequency of the advisory vote on the compensation of our named executive officers. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2013 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2013 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2013 Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the 2013 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo located at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 100169.

3. You may attend the 2013 Annual Meeting and vote in person. However, simply attending the 2013 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2013 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo located at Kandi Technologies Group, Inc., 230 Park Avenue, 10th Floor, New York, NY 100169. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2013 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2013 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2013 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2013 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2013 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2014 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2014 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before July 9, 2014.

Stockholders who intend to present a proposal at the 2014 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials for the 2014 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than August 22, 2014, but no later than September 21, 2014, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our 2014 Annual Meeting may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of Kandi, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Kandi, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2014 Annual Meeting should be addressed to Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

Voting Results of 2013 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2013 Annual Meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than eleven (11) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of seven (7) members. Each of our current directors will stand for re-election at the 2013 Annual Meeting. All the nominees were previously elected by our stockholders at the 2013 Annual Meeting.

If elected as a director at the 2013 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of November 4, 2013:

Name	Age	Position	Served From
Hu Xiaoming	56	Chairman of the Board, President and Chief Executive Officer	June 2007
Zhu Xiaoying	42	Chief Financial Officer, Director	June 2007
Chen Liming (1), (2), (3)	76	Director (Independent)	May 2012
Qian Jingsong	52	Director	January 2011
Ni Guangzheng (2), (3)	74	Director (Independent)	November 2010
Jerry Lewin (1)	58	Director (Independent)	November 2010
Henry Yu (1),(2),(3)	59	Director (Independent)	July 2011
__________________________
(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee

Biographical Information

Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in June 2007. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as the Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) the General Manager of the Wan Xiang Battery Company. Mr. Hu personally owned 4 invention patents and 7 utility model patents, which he transferred to the Company in fiscal year 2012. Mr. Hu’s experience as our Chief Executive Officer and President, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Zhu Xiaoying was appointed as our Chief Financial Officer and a director of the Company in June 2007. In addition, since September 2003, Ms. Zhu has served as Chief Financial Officer of Zhejiang Kandi Vehicles Co., Ltd., our wholly-owned operating subsidiary. From January 2000 to September 2003, Ms. Zhu served as the Accounting Manager for Zhejiang Yonkang Automobile Manufacture Co. Ms. Zhu graduated from Hangzhou Electronic Engineering University. Ms. Zhu acquired CIA certificate in 2010 and EMBA certificate from Hong Kong Polytechnic University in 2011. Ms. Zhu’s experience as our Chief Financial Officer and knowledge of current corporate finance and accounting techniques and market activities qualifies her to serve on our Board and led the Board to conclude that she should be nominated to serve another term as a director.

Qian Jingsong was appointed as a director of the Company on January 31, 2011. In addition, since October 2009, Mr. Qian has served as Deputy General Manager of Zhejiang Kandi Vehicles Co. Ltd., our wholly-owned operating subsidiary. Prior to joining the Company, from October 2006 to October 2009, Mr. Qian served in multiple capacities for Chery Karry Automobile, including Head of the Engineering Construction Group (2006-2007), Vice Manager of the Q21 Project (2007), Assistant General Manager of the Production Management and Integrated Management Departments (2007-2009). During his tenure at Chery Karry Automobile, Mr. Qian was in charge of quality assurance and participated in strategy, planning and product development work for Chery mini-cars. From August 1999 to September 2006, Mr. Qian served as Deputy General Manager and Executive General Manager of Anhui Huayang Auto Manufacturing Co., LTD, where he oversaw technical improvement, product development, administrative personnel, and external affairs. Mr. Qian received a degree in Professional Ordnance from the Aerospace Staff University in Nanjing, China in 1983. Mr. Qian’s experience in the automobile and mini-car industries and his expertise in quality assurance and planning and product development qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Ni Guangzheng was appointed as a director of the Company in November 2010. Mr. Ni is a permanent member of the Chinese Society of Electrical Engineering, and, since 1998, has served as the Deputy Director of Technical Committee & Director of EV Research Institute of National ERC of Power Electronic Technology. Mr. Ni has extensive experience in the areas of electro-technical and electrical engineering. Mr. Ni has served as: Head of Department of Electrical Engineering at Zhejiang University (1994 to 1998), Deputy Director of Electro-technical Theory Committee of China Electro-Technical Society (1989 to 1993), Director of the National ERC of Power Electronic Technology (1996 to 1998) and Deputy Director of the Large Electrical Machine Committee of Chinese Society of Electrical Engineering (1997 to 1999). Mr. Ni received his bachelors degree in electrical machine and a masters degree in Electro-technology theory from Xian Jiaotong University. Mr. Ni’s leadership skills and extensive engineering experience, as well as his electrical and technical expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Jerry Lewin was appointed as a director of the Company in November 2010. Jerry Lewin currently serves as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing 35 hotels throughout the North American continent. Mr. Lewin has been with Hyatt since 1987. In his capacity as Senior Vice President, Mr. Lewin supervises a number of areas, including finance, sales and marketing, public relations, customer service, engineering, and human resources. Mr. Lewin serves as a member of the Hyatt Hotels Corporation’s Managing Committee and sits on the board of directors of the New York City Hotel Association. Since July 2009, Mr. Lewin has served as a director and a member of the audit committee of EFT Biotech Holdings, Inc. Mr. Lewin currently serves as the President of the New York Law Enforcement Foundation and as the President of the NY State Troopers PBA Signal 30 Fund. Mr. Lewin has served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas. Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin’s leadership skills and extensive management experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Henry Yu was appointed as a director of the Company on July 1, 2011. Mr. Yu serves as a Managing Director & Regional Manager of Global Financial Institutions (Asia) of Fifth Third Bank. Prior to his current position, Mr. Yu served as Senior Vice President of the East West Bank from July 2011 to September 2012. Prior to that, Mr. Yu served as the President of Shanghai Bosun Capital Advisors in Shanghai, China from January to June 2011. From January 2008 to December 2010, Mr. Yu served as a senior manager of Standard Chartered Bank in China. From November 1999 to December 2007, Mr. Yu served as Managing Director of Global Trade Solutions of SunTrust Bank in Atlanta, Georgia. From January 1995 to November 1999, Mr. Yu served as senior manager of Comerica Bank in Chicago, Illinois. From May 1990 to December 1994, Mr. Yu was a senior manager of National City Bank in Cleveland, Ohio. Currently, Mr. Yu serves as Chair of the Advisory Board of the National Association of Chinese-Americans and serves as an Advisor to China’s Federation of Overseas Chinese. Since 2009, Mr. Yu has served as an International Advisor to Sichuan University Suzhou Institute, and, since 2004, Mr. Yu has served as a member of the Foundation Board Trustees of Georgia Perimeter College. In addition, since July 11, 2012, Mr. Yu has served as a director of the Global Health Action, a charitable organization. From 2003 to 2007, Mr. Yu held Series 7 and 62 Certifications from the Financial Industry Regulatory Authority. Mr. Yu received his Bachelor of Arts degree in Economics from the University of Michigan in 1978 and his MBA in Finance from the University of Detroit in 1980. Mr. Yu’s leadership skills and extensive financial experience qualifies him to serve on our Board and led the Board to conclude that that he should be nominated to serve another term as a director.

Chen Liming was appointed as a director of the Company on May 1, 2012. Mr. Chen serves as an advisor to AA Wind & Solar Energy Development Group, LLC. Prior to his current position, from February 2009 to October 2010, Mr. Chen participated in a joint venture with Mr. Qiu Youmin, the former designer of Geely Automobile Co., Ltd., and assisted in the development of super mini three seat pure electric vehicles. From June 2008 to July 2009, he participated in the development of Lithium Iron Phosphate Battery with Shanghai Yuankai Group. Mr. Chen served as a Professor of Electrical Engineering at Zhejiang University from 1983 to 1997. In addition, Mr. Chen served as a visiting scholar in the Electrical Engineering Department at Columbia University in New York City from 1981 to 1983 and as a professor in Electrical Engineering at Zhejiang University from 1960 to 1981. Mr. Chen received his bachelor degree from Southeast University in Jiangsu, China in 1960. Mr. Chen’s experience in the automobile and mini-car industries, extensive electrical engineering experience and knowledge, and knowledge of current corporate finance and accounting techniques and market activities qualifies him to serve on our Board and led the Board to conclude that that he should be nominated to serve another term as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Albert Wong & Co. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2013 Annual Meeting. Albert Wong & Co. has served as our independent registered public accounting firm since June 26, 2009 and is considered by our Audit Committee to be well qualified. We are asking our stockholders to ratify the selection of Albert Wong & Co. as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Albert Wong & Co. to our stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of Albert Wong & Co., the Audit Committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Albert Wong & Co. will be present, by phone or in person, at the 2013 Annual Meeting.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF ALBERT WONG & CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2013.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our principal accountant, Albert Wong & Co. for the years ended December 31, 2012 and 2011 respectively:

	2012	2011
Audit Fees	$160,000	$111,000
Audit Related Fees	$20,000	$9,000
All Other Fees	$7,700	$77,600
TOTAL FEES	$187,700	$197,600

Fees for audit services include fees associated with the annual audit and reviews of our quarterly reports, Audit related fees mainly include the fees associated with the financial instruments evaluation, while all other fees include fees occurred for services performed in conjunction with internal control and our filing of the tax return. The Audit Committee has determined that the provision of these services is compatible with the maintenance of the independence of Albert Wong & Co.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services, to be provided by the independent registered public accounting firm to the Company. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by the independent registered public accounting firm, and the Company’s management may present additional services for approval.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Albert Wong & Co. to the Company are permissible under any applicable laws and regulations. During fiscal year 2012, all services performed by Albert Wong & Co. were approved in advance by the Audit Committee in accordance with the pre-approval policy.

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company's long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 13 of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal 3 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board has determined that holding an advisory vote on the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur once every year. We believe that holding this advisory vote annually will provide us with timely and appropriate feedback on compensation decisions for our named executive officers.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding, the Board and the Compensation Committee will carefully review the voting results when determining the frequency of future advisory votes on the compensation of our named executive officers.

The Board is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of our named executive officers should occur every one, two or three years.”

The Board believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE “ONE-YEAR” OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Mr. Hu has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2007. Our Board continues to believe there are important advantages to Mr. Hu serving in both roles at this time. Mr. Hu is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Hu provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Jerry Lewin, Chen Liming, Henry Yu and Ni Guangzheng meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2012 fiscal year, our independent directors met 4 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2012, the Board held 3 meetings and acted through unanimous consent on 5 different occasions. In addition, the Audit Committee held 4 meetings; the Nominating and Corporate Governance Committee held 2 meetings; and the Compensation Committee held 1 meeting. During the year ended December 31, 2012, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then sitting Board members all attended the 2012 Annual Meeting.

Audit Committee

The Audit Committee currently consists of Henry Yu, Jerry Lewin and Chen Liming, each of whom is independent under NASDAQ listing standards. Mr. Yu serves as chairman of our Audit Committee. The Board determined that each of Mr. Yu and Mr. Lewin qualifies as an “audit committee financial expert,” as defined by Item 407 of Regulation S-K and NASDAQ Rule 5605(a)(2). In reaching this determination, the Board made a qualitative assessment of Mr. Yu’s and Mr. Lewin’s level of knowledge and experience based on a number of factors, including formal education and business experience.

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Albert Wong & Co. to the Company are permissible under applicable laws and regulations. During fiscal year 2012, all services requiring pre-approval and performed by Albert Wong & Co. were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which was filed as an exhibit to a Current Report on Form 8-K, filed November 5, 2007 and is available on our website at www.en.kandivehicle.com under the link “Investor Relations.”

Compensation Committee

The Compensation Committee currently consists of Chen Liming (Chairman), Henry Yu and Ni Guangzheng, each of whom is independent under NASDAQ listing standards. Mr. Liming currently serves as chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2012, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NASDAQ Global Market and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.en.kandivehicle.com under the link “Investor Relations.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Ni Guangzheng (Chairman), Henry Yu and Chen Liming, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2012, Mr. Ni served as chairman of the Nominating Committee. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which was filed as an exhibit to a Current Report on a Form 8-K, filed November 5, 2007 and is available on our website at www.en.kandivehicle.com under the link “Investor Relations.”

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Kandi Technologies Group, Inc., at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Ethics is included as an exhibit to a Form 8-K filed, November 5, 2007. In addition, a current copy of our Code of Ethics is available on our website (http://en.kandivehicle.com//default.aspx). A copy of our Code of Ethics will be provided to you without charge upon written request to Zhu Xiaoying, Chief Financial Officer, Kandi Technologies Group, Inc., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of November 1, 2013 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

  each person known by us to be the beneficial owner of more than 5% of our common stock;

  each of our directors and named executive officers;

  each of our officers and directors who served in such capacity during 2012, but no longer served in that capacity at the end of the fiscal year; and

  all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock
	Beneficially Owned
	Number of		Percent of
Beneficial Owner	Shares		Class
LPD Investments, LTD 25025 I45 N.Suite 410 The Woodlands, Texas 77380	1,856,562	(1)	5.02%
Capital Ventures International c/o Heights Capital Management 101 California Street, Suite 3250 San Francisco, California 94111	2,155,887	(2)	5.83%
Excelvantage Group Limited Jinhua City Industrial Zone Jinhua City, Zhejiang Province, China 321016	12,000,000	(3)	32.45%
Hu Xiaoming	12,818,500	(4)	34.66%
Zhu Xiaoying	520,000		1.41%
Henry Yu	20,000		*
Jerry Lewin	20,000		*
Zheng Mingyang	20,000		*
Chen Liming	–		*
Ni Guangzheng	–		*
Qian Jingsong	–		*
All executive officers and directors as a group (8 persons)	13,398,500		36.23%

______________
* Less than one percent (1%) of outstanding shares.

(1)

The amount shown and the following information are derived from the Schedule 13G filed with the SEC on July 15, 2013 by LPD Investments, Ltd, a United States entity (“LPD”) reporting beneficial ownership as of July 11, 2013. According to the Schedule 13G, LPD reported beneficial ownership of 1,856,562 shares of our common stock, with sole voting and dispositive power as to all of the shares. Mr. Peter Dalrymple, the Managing Partner of LPD, has the power to direct the voting and disposition of the shares.

(2)

The amount shown and the following information are derived from the Schedule 13G filed with the SEC on July 8, 2013 by Capital Ventures International c/o Heights Capital Management, a United States entity (“CVI”) reporting beneficial ownership as of June 26, 2013. According to the Schedule 13G, CVI reported beneficial ownership of 2,155,887 shares of our common stock, with shared voting and dispositive power as to all of the shares. Heights Capital Management, Inc., the authorized agent of CVI, has discretionary authority to vote and dispose of the securities held by CVI and may be deemed to be the beneficial owner of these securities. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., exercises investment discretion and voting power over the securities held by CVI. Mr. Kobinger disclaims any such beneficial ownership of the shares held by CVI. CVI is affiliated with one or more registered broker-dealers.

(3)

On March 29, 2010, Hu Xiaoming, the Company’s Chief Executive Officer, President and Chairman of the Board, became the sole stockholder of Excelvantage Group Limited. Through his position as the sole stockholder in Excelvantage Group Limited, Mr. Hu has the power to dispose of or direct the disposition of the shares of common stock he owns in Excelvantage Limited Group. As a result, Mr. Hu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of common stock.

(4)

Includes (i) 818,500 shares owned directly by Mr. Hu and (ii) 12,000,000 shares owned by Excelvantage Group Limited. As reflected in footnote 3, Mr. Hu may be deemed to be the beneficial owner of these shares.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

The following table sets forth certain information regarding the compensation earned by or awarded during the 2012 fiscal year to each of our non-executive directors:

					Non-Equity	Nonqualified
	Fees Earned		Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in		Awards	Awards	Compensation	Compensation	Compensation	Total
Name	Cash ($)(2)		($)(5)	($)(1)(2)	($)	Earnings	($)	($)
Zheng Mingyang(3)	$0		–	$147	–	–	–	$147
Ni Guangzheng	$3,798		–	–	–	–	–	$3,798
Qian Jingsong	$47,470		–	–	–	–	–	$47,470
Henry Yu	$24,000		42,900	–	–	–	–	$66,900
Jerry Lewin	$24,000		42,658	–	–	–	–	$66,658
Chen Liming	$2,532	(4)	–	–	–	–	–	$2,532
_____________________
(1)

The amount in this column represents the aggregate grant date fair value of stock option awards granted to our non-employee directors during fiscal year ended December 31, 2012, in accordance with ASC Topic 718. On February 11, 2009, the Compensation Committee and the Board of Directors approved the grant of stock options for 2,600,000 shares of common stock to certain executive officers and directors of the Company. The stock options vest ratably over three years and expire in ten years from the grant date. The grant date fair value of each stock option awarded was $0.79.

(2)

In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Certain directors receive a monthly Board fee as follows: (i) Ni Guangzheng receives a monthly fee of RMB 2,000 (approximately $316); (ii) Jerry Lewin receives a monthly fee of $2,000; (iii) Henry Yu receives a monthly fee of $2,000; and (iv) Chen Liming receives a monthly fee of RMB 2,000(approximately $316). The Company did not pay a monthly fee to Zheng Mingyang.

(3)	Resigned from the Board of Directors in April 2012.

(4)	Appointed to the Board in May 2012; therefore compensation reflects eight months of fees for fiscal year ended December 31, 2012.

(5)

In connection with their respective appointments to the Board, the Board authorized the Company to provide each of Mr. Yu and Mr. Lewin with 5,000 shares of Company’s restricted common stock every six months, par value $0.001. Each of Mr. Lewin and Mr. Yu were issued 5,000 shares of restricted common stock on March 8, 2012 and August 4, 2012.

The aggregate number of stock options and restricted shares outstanding, as of December 31, 2012, for each of our non-executive officer directors were as follows:

Name	Options	Restricted stock
Qian Jingsong	0	0
Henry Yu	0	10,000
Chen Liming	0	0
Ni Guangzheng	0	0
Jerry Lewin	0	10,000

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Hu Xiaoming	56	Chairman of the Board, President and Chief Executive Officer
Zhu Xiaoying	42	Chief Financial Officer

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2012 and 2011, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2012 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2012. The individuals listed in the table below are referred to as the “named executive officers.”

						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)(3)	($)	($)	($)	($)
Hu Xiaoming (1)	2012	$31,646	—	—	$5,877	—	—	—	$37,523
CEO, President and Chairman of the Board	2011	$30,895	—	—	$79,346	—	—	—	$110,241

Zhu Xiaoying (2)	2012	$23,735	—	—	$3,820	—	—	—	$27,555
CFO	2011	$23,171	—	—	$51,575	—	—	—	$74,746

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.

(3)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year

Narrative to Summary Compensation Table

In fiscal 2012, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. At the end of the year, each executive’s performance is evaluated by our Compensation Committee which takes into account the individual’s performance, responsibilities of the position, adherence to our core values, experience, and external market conditions and practices.

Omnibus Long-Term Incentive Plan (“LTIP”) – Long Term Equity Compensation

We believe it is a customary and competitive practice to include an equity-based element of compensation to the overall compensation package for our named executive officers. We believe that a significant portion of the compensation paid to our named executive officers should be performance-based and therefore at risk. Awards made are granted under the Kandi Technologies Group, Inc. Omnibus Long-Term Incentive Plan (the “Plan”). At our 2008 annual meeting of shareholders, our stockholders approved the adoption of the Plan, As of December 31, 2012, 2,600,000 options had been granted under the Plan to the Company’s employees and directors, among which 2,366,672 have been exercised, and 6,668 have been forfeited.

The Plan is intended to enhance the Company’s and its affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options. The stock options vest ratably over three years and expire in ten years from the grant date.

The Compensation Committee, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option may be exercised more than ten years after the date the option is granted.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information regarding all unexercised, outstanding equity awards held, as of December 31, 2012, by those individuals who served as our named executive officers during any part of fiscal year 2012.

	Option Awards					Stock Awards
Equity
Incentive
Plan
			Equity				Market	Awards:	Equity Incentive
			Incentive Plan				Value of	Number of	Plan Awards:
	Number of	Number of	Awards:				Shares or	Unearned	Market or Payout
	Securities	Securities	Number of			Number	Units of	Shares,	Value of
	Underlying	Underlying	Securities			of Shares or	Stock	Units or	Unearned
	Unexercised	Unexercised	Underlying	Option		Units of	That	Other	Shares, Units or
	Options	Options	Unexercised	Exercise	Option	Stock That	Have Not	Rights That	Other Rights That
	(#)	(#)	Unearned	Price	Expiration	Have Not	Vested	Have Not	Have Not Vested
Name	Exercisable	Unexercisable	Options (#)	($)(4)	Date	Vested (#)	($ )	Vested (#)	($)

Hu Xiaoming(1)(3)	--	--	--	--	--	--	--	--	--

Zhu Xiaoying(2)(3)	--	--	--	--	--	--	--	--	--

________________________________
(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.
(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.
(3)

On February 11, 2009, the Compensation Committee and the Board approved the grant of stock options for 2,600,000 shares of common stock to certain executive officers and directors of the Company. The stock options vest ratably over three years (on the anniversary of the grant date) and expire in ten years from the grant date. The grant date fair value of each stock option awarded was $0.79. Mr. Hu was granted 800,000 stock options, all of which have been exercised. Ms. Zhu was granted 520,000 stock options, all of which have been exercised as of December 31, 2012.

(4)

Per the individual agreements negotiated between the Company and Mr. Hu and Ms. Zhu, respectively, the stock options have an exercisable price of $0.80; however, the grant date fair value of each stock option awarded (calculated in accordance with FASB Topic 718) is $0.79.

Employment Agreements

We have employment agreements with our named executive officers; however, the salary for our named executive officers may be changed at the discretion of our Board. Both employment agreements are for ten year terms, ending on June 9, 2014.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the executive officer’s salary as described above. Upon termination, any unvested options are forfeited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has not implemented a written policy concerning the review of related party transactions; however, the Company’s policy is that the Board must approve all related party transactions. Further, all material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

A “related party transaction” is a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

Other than as set forth below, for fiscal year ended December 31, 2012, the Company was not involved in any related party transactions.

In connection with the share exchange transaction, which took place on June 29, 2007, between Stone Mountain Resources, Inc., a Delaware corporation (“Stone Mountain”), Continental Development Ltd, a Hong Kong corporation, and Excelvantage Group Limited, a British Virgin Islands company, certain of the expenses incurred in the United States in connection with the transaction were paid on behalf of Stone Mountain by Ever Lotts Investment Limited (“ELIL”), an entity set up for this purpose by certain shareholders of Stone Mountain. As of December 31, 2012 and 2011, ELIL had paid $841,251 and $841,251, respectively, for expenses in connection with the share exchange transaction.

The following table lists the amounts due to ELIL as of December 31, 2012 and 2011.

	2012	2011
ELIL	$841,251	$841,251
Total due to ELIL	$841,251	$841,251

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that during the fiscal year ended December 31, 2012, all filing requirements for reporting persons were met, except for: (i) a late Form 3 filing for Mr. Chen Liming, a member of our Board, (ii) a late Form 4 filing for Mr. Jerry Lewin, a member of our Board, (iii) a late Form 4 filing for Mr. Henry Yu, a member of our Board, (iv) a late Form 4 filing for Mr. Hu Xiaoming, the Chairman of our Board and our CEO and President and (v) a late Form 4 filing for Ms. Zhu Xiaoying, our CFO. Each delinquent filer set forth herein filed a Form 4 (and in the case of Mr. Liming a Form 3) promptly upon discovery of the inadvertent error.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2012. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://en.kandivehicle.com//default.aspx under the links “Investor Relations—Corporate Governance.”

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Albert Wong & Co., our independent registered public accounting firm. The Audit Committee has discussed Albert Wong & Co.’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Albert Wong & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Albert Wong & Co. its independence. The members of the Audit Committee considered whether the services provided by Albert Wong & Co., for the year ended December 31, 2012, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC and the Board approved that recommendation.

Henry Yu (Chairman)
Jerry Lewin
Chen Liming

November 1, 2013

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before July 9, 2014. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Attn: Zhu Xiaoying, Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016. You may also access these filings at our web site under the investor relations link at http://en.kandivehicle.com//default.aspx.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which has been filed with the SEC pursuant to the 1934 Act, is included with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Kandi Technologies Group, Inc., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2013 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2013 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

November 4, 2013	/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board, President and
Chief Executive Officer

FORM OF PROXY

KANDI TECHNOLOGIES GROUP, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2012 is/are available at www.proxyvote.com .

KANDI TECHNOLOGIES GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 19, 2013

The undersigned hereby appoints Hu Xiaoming and Zhu Xiaoying, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies Group, Inc. (the "Company"), at its 2013 Annual Meeting of Stockholders to be held at our principal executive offices, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, 310013 China on December 19, 2013 at 9:00 p.m. local time, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR; FOR RATIFICATION AND APPOINTMENT OF ALBERT WONG & CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND FOR THE ONE-YEAR OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000187474_2 R1.0.0.51160

KANDI TECHNOLOGIES CORP.
ATTN: KEWA LUO
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10016

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, December 18, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Wednesday December 18, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Hu Xiaoming
02 Zhu Xiaoying
03 Qian Jingsong
04 Ni Guangzheng
05 Jerry Lewin
06 Henry Yu
07 Chen Liming

The Board of Directors recommends you vote FOR Proposals 2 and 3:

	For	Against	Abstain
2. Ratification of appointment of Albert Wong & Co. as our independent registered public accounting firm.	☐	☐	☐
3. By non-binding vote, approval of the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR "1 YEAR" on the following proposal:

	3 years	2 years	1 year	Abstain
4. By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000187474_1 R1.0.0.51160